Securities Act File No. 33-73520


                      LEXINGTON EMERGING MARKETS FUND, INC.

                       SUPPLEMENT DATED NOVEMBER 15, 2000
                       TO THE PROSPECTUS DATED MAY 1, 2000

1. THE FOLLOWING INFORMATION REPLACES THE DISCLOSURE UNDER THE HEADING "PORTFOLIO MANAGERS" ON PAGE 5 OF THE PROSPECTUS

          Richard T. Saler has served as a member of the portfolio management team that manages the Fund since June 2000.

          Mr. Saler has over 13 years of experience in international investments. He is Senior Vice President of ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"), and held a similar position with Lexington Management Corporation ("Lexington") prior to that firm's recent acquisition by the parent company of ING Pilgrim Investments. Mr. Saler has focused on international markets since joining Lexington in 1986.

          Phillip A. Schwartz has served as a member of the portfolio management team that manages the Fund since June 2000.

          Mr. Schwartz has over 12 years experience in international investments. He is a Senior Vice President at ING Pilgrim Investments, and held the same position with Lexington prior to that firm's recent acquisition. Prior to joining Lexington in 1993, he was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, Mr. Schwartz was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

          Effective October 1, 2000, the following individuals also serve as portfolio managers of the Fund:

          Jan Wim Derks is a Vice President of ING Pilgrim Investments. In addition to his role with ING Pilgrim Investments, Mr. Derks also serves as Director, Global Emerging Markets Equities at ING Investment Management ("IIM") - Europe. Prior to joining IIM - Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO. He has a degree in economics from Tilburg University and has the Dutch equivalent of the CFA, (VBA).

          Eric Anderson, CFA, is a Vice President of ING Pilgrim Investments. In addition to his role with ING Pilgrim Investments, Mr. Anderson also serves as Senior Portfolio Manager, Global Emerging Markets Equities at IIM - Americas. Prior to joining IIM - Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

          Bratin Sanyal is a Vice President of ING Pilgrim Investments. In addition to his role with ING Pilgrim Investments, Mr. Sanyal serves as Senior Portfolio Manager, Global Emerging Markets at IIM - Europe. Mr. Sanyal has held several positions with IIM - Europe, most recently as an Asian equity fund manager. Prior to joining IIM - Europe in
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          1993, he was an Economist at the World Bank where he  structured  debt workouts for Highly Indebted Countries. Mr. Sanyal holds a Masters of Science in Physics from IIT, India and attained his PhD (ABD status) from Rutgers University, USA. He also received an MBA from Rutgers.

2. CHANGE IN DESCRIPTION OF INVESTMENT STRATEGY FOR LEXINGTON EMERGING MARKETS. THE FOLLOWING INFORMATION REPLACES THE DISCLOSURE UNDER THE HEADING "INVESTMENT STRATEGY" ON PAGE 2 OF THE PROSPECTUS

          The Fund invests at least 65% of its net assets in securities of issuers located in at least three countries with emerging securities markets. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international financial community.

          The Fund may invest up to 35% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

          In selecting securities of issuers located in emerging market countries, ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") uses a "bottom-up" fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, ING Pilgrim Investments scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. ING Pilgrim Investments seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

          In selecting stocks listed in developed markets, portfolio managers seek the most attractive opportunities in such markets. For such securities, the portfolio managers use "bottom-up" analysis to choose companies which offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting their fundamental analysis, the portfolio managers focus on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

          The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE